UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): SEPTEMBER 30, 2005


                             UNITED INDUSTRIAL CORPORATION
                (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                1-04252                95-2081809
    (State or other     (Commission File Number)    (I.R.S. Employer
      Jurisdiction                                Identification No.)
   of Incorporation)

    124 INDUSTRY LANE, HUNT VALLEY, MARYLAND              21030
    (Address of Principal Executive Offices)           (Zip Code)

   Registrant's telephone number, including area code: (410) 628-3500

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     (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 30, 2005, the Compensation and Stock Option Committee of the Board of Directors of United Industrial Corporation (the "Company") approved an increase of $50,000 in the annual base salary of Frederick M. Strader, the Company's President and Chief Executive Officer, from $400,000 to $450,000 effective as of October 1, 2005, and a special bonus of $200,000 (in addition to Mr. Strader's eligible bonus under the Company's Management Incentive Plan) payable as of October 1, 2005. These amounts were in recognition of the Company's improved financial performance since 2003 and the strong performance of Mr. Strader over the past 12 months.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED INDUSTRIAL CORPORATION

                                  (Registrant)

Date: October 6, 2005                By: /S/ JAMES H. PERRY
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                                        James H. Perry
                                        CHIEF FINANCIAL OFFICER AND
                                        VICE PRESIDENT